Friess Brandywine Fund	Class I: FBRWX

Summary Prospectus
June 28, 2021

Before you invest, you may want to review the Friess Brandywine Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated June 21, 2021, as supplemented and amended from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.friessfunds.com. You can also get this information at no cost by calling the Fund (toll-free) at 1-855-656-3017 or by sending an e-mail request to info@friess.com.

Friess Brandywine Fund
Investment Objective
The Fund’s investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees	0.75%
Distribution and Service (Rule 12b-1) Fees	0.00%
Shareholder Servicing Plan Fees	0.15%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses	1.15%
Less: Fee Waiver(2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.00%
(1)Other Expenses for Class I shares are based on estimated amounts for the current fiscal year.
(2)Friess Associates, LLC (the “Adviser” or “Friess”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), leverage/borrowing interest, interest expense, taxes, brokerage commissions and other transactional expenses, dividends paid on short sales, and extraordinary expenses) do not exceed 1.00% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expense Limitation Agreement is indefinite, but cannot be terminated through at least July 1, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Class I	$102	$350
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund invests principally in common stocks of U.S. companies and, to a lesser extent, in equity securities of foreign issuers, usually those that are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”). The Fund is not subject to a percentage limit with regard to its investment in foreign issuers. In addition to common stocks and ADRs, equity securities in which the Fund may invest include preferred stocks, convertible securities, and rights.
The Fund utilizes a fundamentals-driven, company-by-company investment approach that is based on the Adviser’s (as identified below) belief in the benefits of investing in individual businesses, not in the stock market. The Fund invests in companies in a broad range of industries and generally focuses on companies whose earnings from operations are forecasted to grow at least 20% in the next 12 months, under normal circumstances, based on analyst consensus estimates. The Fund targets companies of all sizes that the Adviser believes are fundamentally sound, meaning they generally have some or all of the following attributes under normal economic conditions: earnings growth typically over 20% annually; high rates of profitability; strong balance sheets; and a high quality of earnings (i.e., a high proportion of earnings from operating activities). The Fund also targets companies experiencing positive changes, such as having introduced new products, appointing new management, having recently completed an acquisition or divestiture, or benefiting from legislative or regulatory changes. The Fund may focus on technology and consumer discretionary sectors.

The Fund employs a firm sell discipline. The Fund sells a stock when the Adviser:
•Determines that the stock has deteriorating fundamentals such as contracting margins or reduced revenue growth
•Determines that investor expectations have become unrealistically high
•Finds a better investment
While this sell discipline is likely to cause the Fund to have a high annual portfolio turnover rate, it also enables the Fund to seek better investment alternatives.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Mid-Capitalization Stock Risk—although the Fund may invest in securities in any capitalization range, securities of mid-capitalization companies may pose additional risks. The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Small-Capitalization Stock Risk—although the Fund may invest in securities in any capitalization range, securities of small-capitalization companies may pose additional risks. The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Adviser’s investment techniques and risk analysis will produce the desired result.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and consumer discretionary sectors may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.
Newer Fund Risk—the Fund is newly formed and there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of the Trust may determine to liquidate the Fund.
Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available at www.friessfunds.com or by calling (855) 656-3017.

Management
Investment Adviser
Friess Associates, LLC is the Fund’s investment adviser.
Portfolio Manager
Scott W. Gates, Portfolio Manager and Chief Investment Officer of the Adviser since 2013, is the portfolio manager responsible for the day-to-day management of the Fund.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Friess Brandywine Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by contacting the Fund by telephone at 855-656-3017 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below. The Adviser may reduce or waive the minimum.

Class I
Minimum Initial Investment	$2,000
Subsequent Minimum Investment	$100
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.